Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment to our Annual Report of noco-noco Inc. (the “Company”) on Form 20-F/A for the fiscal year ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Masataka Matsumura, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 8, 2025

By:	/s/ Masataka Matsumura
Name:	Masataka Matsumura
Title:	Director and Chief Executive Officer